UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2006


                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                    0-21394                   90-0075732
(State of other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On March 15, 2006, K. James Ehlen resigned as a member of the Board of Directors of the Company. There have been no disagreements between Dr. Ehlen and management of the Company or other members of the Board of Directors. The Board has commenced with the search process for independent director candidates to serve on the Company's Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2006                            GELSTAT CORPORATION


                                                 By /s/ Stephen C. Roberts, M.D.
                                                    ----------------------------
                                                    Stephen C. Roberts, M.D.
                                                    Chief Executive Officer